UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 24, 2017

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 South Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Registrant’s press release dated January 27, 2017, announcing financial results for the quarter ended December 31, 2016 is attached hereto as Exhibit 99.4, and is incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Capitol Federal Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 24, 2017 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on December 2, 2016 were entitled to vote on four items at the Annual Meeting. Stockholders elected Michel' Philipp Cole, Jeffrey M. Johnson, and Michael T. McCoy, M.D. each to a three-year term as director. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (the "Say on Pay Vote"). The stockholders voted for an annual advisory vote on the frequency of future Say on Pay Votes (the "Frequency Vote"). The Board of Directors of the Company determined, in light of the results of the Frequency Vote, the Company will include a Say on Pay Vote in its annual meeting proxy materials every year until the next required Frequency Vote is held. The stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017. The final voting results of each item are set forth below.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms indicated:
Michel' Philipp Cole (three years)	101,136,731	2,042,546	202,582	16,370,931
Jeffrey M. Johnson (three years)	100,218,189	2,953,126	210,544	16,370,930
Michael T. McCoy, M.D. (three years)	100,198,134	2,979,614	204,111	16,370,931

The following directors had their term of office continue after the meeting:
Morris J. Huey, II
Reginald L. Robinson
John B. Dicus
James G. Morris
Jeffrey R. Thompson

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation	97,983,050	4,932,745	466,052	16,370,942

	Number of Votes
	Every Year	Every Two Years	Every Three Years	Abstained	Broker Non-Votes
Proposal 3.
Frequency of advisory vote on executive compensation	92,745,094	1,407,086	9,111,863	117,804	16,370,943

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 4.
Ratification of Deloitte & Touche LLP as independent auditors	118,476,648	1,128,020	148,122	—

ITEM 7.01 REGULATION FD DISCLOSURE
Attached hereto as Exhibit 99.1 and incorporated herein by reference are the slides from the Company's presentation at the Annual Meeting on January 24, 2017.

On January 24, 2017, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing a cash dividend of $0.085 per share, payable on February 17, 2017 to holders of record of the Company’s common stock as of the close of business on February 3, 2017.

ITEM 8.01 OTHER EVENTS
On January 24, 2017, the Company issued the press release attached hereto as Exhibit 99.3 and incorporated herein by reference announcing the retirement of Marilyn S. Ward as a director of the Company upon her reaching the board's mandatory retirement age and the election of Michel' Philipp Cole as a director of the Company to succeed Ms. Ward.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1 – Annual Meeting slide presentation
Exhibit 99.2 – Press release announcing dividend dated January 24, 2017
Exhibit 99.3 – Press release announcing Director Ward retirement, Director Cole election dated January 24, 2017
Exhibit 99.4 – Press release announcing earnings dated January 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 27, 2017	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer